LOGO: NUVEEN
NUVEEN Investment

ANNUAL REPORT May 31, 2000


Exchange-Traded Funds

Dependable, tax-free income to help
you keep more of what you earn.



SELECT MATURITIES
NIM



Photo of: WATER
Photo of: CHESS PLAYERS


INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.sm

Credit Quality
           HIGHLIGHTS As of May 31, 2000

NUVEEN SELECT MATURITIES
MUNICIPAL FUND (NIM)

Pie Chart:
AAA/U.S. Guaranteed        40%
AA                         19%
A                          17%
BBB/NR                     24%



    CONTENTS

  1 Dear Shareholder

  3 Portfolio Managers'
    Comments

  6 NIM Performance
    Overview

  7 Shareholder
    Meeting Report

  8 Report of
    Independent
    Auditors

  9 Portfolio of
    Investments

 13 Statement of
    Net Assets

 13 Statement of
    Operations

 14 Statement
    of Changes
    in Net Assets

 15 Notes to Financial
    Statements

 18 Financial Highlights

 20 Build Your Wealth
    Automatically

 21 Fund Information

Dear
     SHAREHOLDER

Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

sidebar:

"BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."


The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages for your Fund that follow this letter.

We believe that your Nuveen Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

sidebar:

"WE BELIEVE YOUR NUVEEN EXCHANGE- TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."


LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, care fully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,






/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2000

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio Manager's
                 COMMENTS

Portfolio manager Ted Neild reviews the national economy, its impact on the municipal market and Fund performance, and the key strategies used to manage the Nuveen Select Maturities Municipal Fund (NIM). Ted, who has more than 11 years of experience as an investment professional at Nuveen, has managed NIM since its inception in 1992.

WHAT FACTORS AFFECTED THE U.S. ECONOMY OVER THE PAST YEAR?
The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of immense concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. The shift in financial market sentiment to worries about runaway growth and inflationary pressures was a marked contrast to the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this shift were robust consumer spending and tight labor markets, compounded by rising commodity prices, the quick recovery of the global economy following the 1998 events, and the accelerating effect of excess cash intended to ensure liquidity during the transition to the year 2000.

All of this prompted the Federal Reserve to embark on a tightening path. In June 1999, the Fed began a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50%, the highest level in almost a decade. As the Fed acted and then signaled its willingness to continue tightening, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as market yields pushed higher. The shift in the economic land scape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. Government accelerated its program to buy back Treasury debt. This has created some severe dislocations within and between Treasuries and other bond markets. The Fed's rate hikes left the Treasury yield curve inverted, with the yield on a two-year note about 60 basis points higher than that of a 30-year bond as of the end of May.

While many of the growth trends and the relatively benign inflation that have been the hallmarks of the decade-long expansion remain in place, we have recently seen some indications that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors continue to hope that the Fed's actions will result in a "soft landing" - a cooling that keeps the economy growing while inflation stays in check.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effect was negative for the fixed-income markets in general, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending May 2000, long-term municipal yields rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance declined 24% from the level of the same period in 1999. This continued the trend begun late last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local governments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.

According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors rose by 11%. As of January 2000, individual investors directly held about 34% of the outstanding municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Reduced buying by mutual and money market funds, which at year end combined to account for 29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies were the fourth largest group of municipal bond holders with 14%.

The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local munici palities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.

WAS NIM'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
The events of the past year provided some opportunities to trade for higher yielding bonds and generate additional income within the portfolio. As a result, the Fund was able to increase its dividend in March 2000. As of May 31, 2000, NIM had provided shareholders with 29 consecutive months of steady or increasing dividends. Currently, the portfolio enjoys good call protection, which should help us retain higher yielding bonds within the portfolio for years to come.

OVERALL, HOW DID NIM PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NIM produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and Lipper Peer Group2 are also presented.

                                                             LEHMAN
                                                              TOTAL     LIPPER
        MARKET YIELD             TOTAL RETURN ON NAV        RETURN1    AVERAGE2
-------------------------------------------------------------------------------
                    1 YEAR     1 YEAR          1 YEAR
                  TAXABLE-      ENDED        TAXABLE-        ENDED        ENDED
     5/31/00   EQUIVALENT3    5/31/00     EQUIVALENT3      5/31/00      5/31/00
-------------------------------------------------------------------------------
NIM   6.18%       8.96%         0.43%         2.86%        -0.24%        -1.34%
-------------------------------------------------------------------------------
Past performance is not predictive of future results.
For additional information, see the Performance Overview for NIM in this report.


Since NIM is a fund with intermediate-term character istics, it's best to compare its performance with other intermediate-term investments. As the chart shows, NIM produced a slightly better total return on net asset value over the year ended May 31, 2000, than the unmanaged Lehman Brothers Municipal Bond 7-Year Index. We believe this advantage is primarily due to some of the steps we've taken over the past year to enhance portfolio income and increase the Fund's dividend.

WHAT ABOUT NIM'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertain economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including NIM. As shown in the chart on NIM's Performance Overview page, the Fund's share price gradually declined over the past year. This share price decline was greater than the decline in NIM's NAV. As


1 NIM's performance is compared with that of the Lehman Brothers Municipal Bond 7-Year Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging between six and eight years. Results for the Lehman index do not reflect any expenses.

2 NIM's total return is compared with the average annualized return of the 16 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Most of these Funds in the Lipper category hold longer-term bonds, which generally will make them more sensitive to interest rate movements. Both Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/ total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the fund's market yield on the indicated date and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return as of the indicated date and the 31% federal income tax rate.

a result, NIM saw its discount (share price below NAV) widen over the past year. With the market price of this Fund now lower than the actual value of the bonds in its portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NIM.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE 12 MONTHS ENDED MAY 31, 2000?

The past 12 months represented a challenging period for all fixed-income investments. In NIM, our primary focus was on meeting the Fund's objective of investing in bonds with intermediate maturities that have the potential to provide the highest possible yields and total returns, while trying to minimize the Fund's exposure to interest rate and yield curve changes. We also took advantage of opportunities presented by the market to improve the Fund's structure, provide additional diversifi cation, strengthen the Fund's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

We continued to watch the market for buying opportunities, especially in healthcare and utilities issues along the intermediate part of the yield curve, where trading can be less efficient. At the end of May 2000, these two sectors together accounted for 33% of the Fund's investments. Both sectors have been under considerable pressure from deregulation, which resulted in bonds from a number of strong issuers coming into the market at what we believed to be very attractive prices relative to their underlying value. Nuveen's experienced Research team provided an advantage in this area, helping us identify attractive situations and supplying the background we needed to understand issuers. We also took advantage of some opportunities in the multi-family housing sector, particularly in the non-rated and lower-rated segments of this market. Many federally sponsored housing programs are currently undergoing changes, and we believe this is creating opportunities that the market has not yet recognized.

Another strategy we employed over the past year involved the purchase of "cushion" bonds - these generally are higher coupon bonds trading at prices above their face value but usually subject to calls in the near future. By balancing these higher-coupon bonds with current coupon bonds offering better call protection, we were able to enhance the Fund's total return on NAV. As the Fed's interest rate tightening precipitated changes in the yield curve, we also took advantage of the opportunity to move to some bonds with maturities of 18 to 20 years without changing the intermediate characteristics of the Fund as a whole.

As of May 31, 2000, NIM offered good credit quality, with 59% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. This was balanced by a 24% allocation of BBB/non-rated bonds that generally provided higher yields, especially as credit spreads widened in recent months.

WHAT IS YOUR OUTLOOK FOR NIM?

With its intermediate-term, defensive structure, NIM may be an ideal choice for the investor looking for lower volatility in a fixed-income investment. We believe the intermediate part of the yield curve will continue to be a less efficient portion of the market, which should provide us with additional opportunities to find value. NIM currently offers excellent levels of call protection, with only about 8% of its portfolio subject to bond calls between now and the end of 2001.

Overall, we plan to focus on the same strategies that we have emphasized over the past year, including improving fund structure and strengthening dividend-payment capabilities. We expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. In these types of markets, opportunities often arise, and we are prepared to take advantage of developing situations. We believe NIM is well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NIM

Nuveen Select Maturities Municipal Fund

Performance
    OVERVIEW As of May 31, 2000


PORTFOLIO STATISTICS
==================================================
Inception Date                               9/92
--------------------------------------------------
Share Price                              $10 3/16
--------------------------------------------------
Net Asset Value                            $11.16
--------------------------------------------------
Market Yield                                 6.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.96%
--------------------------------------------------
Fund Net Assets ($000)                   $138,149
--------------------------------------------------
Average Effective Maturity (Years)          11.61
--------------------------------------------------
Average Duration                             5.63
==================================================

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
==================================================
1-Year                        -5.48%         0.43%
--------------------------------------------------
5-Year                         4.38%         4.90%
--------------------------------------------------
Since Inception                3.75%         5.62%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
==================================================
                      ON SHARE PRICE        ON NAV
==================================================
1-Year                        -2.99%         2.86%
--------------------------------------------------
5-Year                         6.97%         7.36%
--------------------------------------------------
Since Inception                6.27%        8.07%
==================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
Utilities                                      21%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Housing/Single Family                          10%
==================================================

Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE(3)

 6/99      0.0515
 7/99      0.0515
 8/99      0.0515
 9/99      0.0515
10/99      0.0515
11/99      0.0515
12/99      0.0515
 1/00      0.0515
 2/00      0.0515
 3/00      0.0525
 4/00      0.0525
 5/00      0.0525

Line Chart:
SHARE PRICE PERFORMANCE
6/4/99   11.56
         11.5
         11.5
         11.38
         11.38
         11.44
         11.5
         11.38
         11.25
         10.94
         10.75
         10.75
         10.69
         10.63
         10.31
         10.19
         10.38
         10.44
         10.13
         10
         10.31
         10
         10.13
         10.06
         10.13
          9.94
          9.38
          9.81
          9.5
         10.06
          9.75
          9.81
         10
         10.06
          9.88
          9.88
         10.13
         10.31
         10.25
         10.31
         10.38
         10.63
         10.56
         10.31
         10.31
         10.38
         10.19
         10.19
         10.13
         10.25
5/31/00  10.1875

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders a capital gains distribution in December 1999 of $.1030 per share.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held November 18, 1999 in Chicago at Nuveen's headquarters.
                                                                           NIM
--------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:


                                                                        Common
                                                                        Shares
================================================================================

Robert P. Bremner
   For                                                              10,992,844
   Withhold                                                             99,870
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Lawrence H. Brown
   For                                                              11,019,385
   Withhold                                                             73,329
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Anne E. Impellizzeri
   For                                                              11,020,785
   Withhold                                                             71,929
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Peter R. Sawers
   For                                                              11,020,785
   Withhold                                                             71,929
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

William J. Schneider
   For                                                              11,024,785
   Withhold                                                             67,929
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Timothy R. Schwertfeger
   For                                                              11,026,882
   Withhold                                                             65,832
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Judith M. Stockdale
   For                                                              11,020,785
   Withhold                                                             71,929
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                              11,001,170
   Against                                                              40,968
   Abstain                                                              50,576
--------------------------------------------------------------------------------
   Total                                                            11,092,714
================================================================================

Report of
      INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 2000, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 2000, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.




/s/ Ernst & Young LLP
Chicago, Illinois
July 20, 2000

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio of
           INVESTMENTS May 31, 2000




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 6.4%

$       2,470   Arizona Educational Loan Marketing Corporation, Educational Loan             9/02 at 101      Aa2        $2,531,775
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

        4,925   The Industrial Development Authority of the City of Phoenix,                 4/08 at 101 1/2  AAA         5,194,989
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   The Industrial Development Authority of the City of Winslow, Hospital        No Opt. Call     N/R         1,085,650
                 Revenue Bonds (Winslow Memorial Hospital Project), Series 1998,
                 5.750%, 6/01/08
-----------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,                  6/01 at 102     A             788,927
                 Series 1992A-2 (Subordinate),
                 6.750%, 6/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.5%

                City and County of Denver, Airport System Revenue Bonds, Series 1991A:
        1,460    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)       11/01 at 102     Aaa         1,565,310
        4,040    8.750%, 11/15/23 (Alternative Minimum Tax)                                  11/01 at 102     A           4,288,945

          639   El Paso County, Single Family Mortgage Revenue Tax-Exempt                    No Opt. Call     Aaa           664,652
                 Refunding Bonds, Series 1992A, Class A-2, 8.750%, 6/01/11

        1,000   Summit County, Sports Facilities Refunding Revenue Bonds                     No Opt. Call     BBB+        1,103,630
                 (Keystone Resorts Management, Inc. Project), Series 1990,
                 7.750%, 9/01/06

-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.8%

        5,005   District of Columbia (Washington, D.C.), General Obligation                  No Opt. Call     AAA         5,182,527
                 Refunding Bonds, Series 1993A,  6.000%, 6/01/07

-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.2%

        2,000   State of Florida, Faith and Credit, State Board of Education,                 6/00 at 100     AAA         2,027,820
                 Public Education Capital Outlay Bonds, Series 1986-C,
                 7.100%, 6/01/07

        3,500   Hillsborough County Industrial Development Authority, Pollution               5/02 at 103     AA          3,795,365
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22

-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 7.1%

          630   Urban Residential Finance Authority of the City of Atlanta, Revenue          No Opt. Call    N/R            647,029
                 Bond (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

        5,755   Development Authority of Burke County, Pollution Control Revenue              1/03 at 103    AAA          6,316,458
                 Bonds (Oglethorpe Power Corporation - Vogtle Project), Series
                 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

        2,540   Municipal Electric Authority of Georgia, General Power Revenue                No Opt. Call   AAA          2,826,131
                 Bonds, 1992B Series, 7.500%, 1/01/07

-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.0%

        2,395   Chicago Metropolitan Housing Development Corporation, Housing                 7/03 at 100    AAA          2,340,274
                 Development Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loan - Section 8 Assisted Project), Series 1993B,
                 5.700%, 1/01/13

          315   City of Danville, Vermilion County, Single Family Mortgage Revenue            11/03 at 102   A1             321,313
                 Refunding Bonds, Series 1993, 7.300%, 11/01/10

        3,000   Illinois Development Finance Authority, Solid Waste Disposal                  No Opt. Call   BBB          2,525,580
                 Revenue Bonds (Waste Management, Inc. Project), Series 1997,
                 5.050%, 1/01/10 (Alternative Minimum Tax)

        5,000   Illinois Development Finance Authority, Revenue Bonds (Greek                  4/11 at 105    Aaa          5,485,950
                 American Nursing Home Project), Series 2000A, 7.600%, 4/20/40


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)

                                    Portfolio of INVESTMENTS May 31, 2000



    PRINCIPAL                                                                              OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       2,955   Illinois Development Finance Authority, Child Care Facility Revenue         9/02 at 102     N/R          $3,023,408
                 Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

        4,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              8/09 at 101     A-            3,405,840
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

        1,955   Illinois Housing Development Authority, Section 8 Elderly Housing           11/02 at 102    A             1,991,070
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.625%, 11/01/07

          375   City of Rock Island, Residential Mortgage Revenue Refunding Bonds,          9/02 at 102     Aa              385,455
                 Series 1992, 7.700%, 9/01/08

-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.2%

                Hospital Authority of Elkhart County, Hospital Revenue Bonds,
                Series 1992 (Elkhart General Hospital, Inc.):
        1,590    7.000%, 7/01/08 (Pre-refunded to 2/01/02)                                  2/02 at 102     A1***         1,679,644
          410    7.000%, 7/01/08                                                            7/02 at 102     A1              429,910

        1,000   The Indianapolis Local Public Improvement Bond Bank, Series 1992 D,         No Opt. Call    AA            1,063,870
                 6.600%, 2/01/07

        3,435   City of Indianapolis, Multifamily Housing First Mortgage                    5/09 at 102     A3            3,173,150
                 (Keystone at Fall Creek Apartments), 6.400%, 5/01/19
                 (Alternative Minimum Tax)

        2,100   The Indianapolis Local Public Improvement Bond Bank, Transportation         7/03 at 102     Aa2           2,154,306
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.5%

        2,000   Anne Arundel County, Multifamily Housing Revenue Bonds                      No Opt. Call    BBB           2,086,500
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)

-----------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.9%

        1,230   Mississippi Home Corporation, Single Family Mortgage Revenue                6/09 at 102     Aaa           1,179,668
                 Bonds, Series 1999A, 5.250%, 12/01/30 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 5.6%

        5,500   Energy America, Natural Gas Revenue Note (Metropolitan                      No Opt. Call    N/R           5,231,600
                 Utility District Project), Series 1997B, 5.700%, 7/01/08

        2,400   Airport Authority of the City of Omaha, Airport Facilities                  1/02 at 102     A1            2,549,592
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14

-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.6%

        5,000   Erie County Industrial Development Agency, Solid Waste Disposal             12/10 at 103    N/R           5,214,300
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

        3,575   New York City Industrial Development Agency, Amended and Restated           11/04 at 102    Aaa           3,631,163
                 Industrial Development Revenue Bonds (1991 Japan Airlines Company,
                 Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

        1,985   New York State Medical Care Facilities Finance Agency, FHA-Insured          2/06 at 102     AA+           2,020,015
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, Water Treatment Plant,               No Opt. Call    AAA           2,517,575
                 Serial Bonds of 1994, 8.500%, 11/01/07 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 8.0%

        2,000   Akron, Bath and Copley Joint Township Hospital District, Hospital           11/02 at 102    Baa1          1,973,060
                 Facilities Revenue Bonds, Series 1992 (Summa Health System Project),
                 6.250%, 11/15/07

        1,000   City of Dayton, Special Facilities Revenue Refunding Bonds,                 No Opt. Call    BBB             995,120
                 1993 Series F (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. Guarantors), 6.050%, 10/01/09

        4,500   County of Hamilton, Hospital Facilities Revenue Refunding Bonds,            No Opt. Call    A             4,626,630
                 Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/06

        2,370   Ohio Water Development Authority, Revenue Bonds, USA Waste Services,        3/02 at 102     N/R           2,417,210
                 7.750%, Series 1992, 9/01/07 (Alternative Minimum Tax)

        1,000   City of Oxford, Water Supply System Mortgage Revenue, Series 1992           12/02 at 102    AAA           1,019,890
                 Refunding Bonds, 6.000%, 12/01/14




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 2.8%

$       1,740   Pennsylvania Higher Educational Facilities Authority, College and           No Opt. Call    Aaa          $1,946,729
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15

        2,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/09 at 100     AAA           1,971,460
                 Bonds, 4/01/21 1999 Series C, 5.150%, (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.8%

        2,430   Rhode Island Housing and Mortgage Finance Corporation, Homeowner-           4/02 at 102     AA+           2,452,769
                 ship Opportunity Bonds, Series 7,
                 6.500%, 4/01/25 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.8%

        1,125   Piedmont Municipal Power Agency, Electric Revenue Bonds,                    No Opt. Call   AAA            1,111,376
                 1993 Refunding Series, 5.500%, 1/01/13

-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.9%

        2,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,         No Opt. Call   Baa1           2,093,320
                 Series 1991 (American Airlines, Inc. Project), 7.000%, 12/01/11
                 (Alternative Minimum Tax)

                City of Austin, Water, Sewer and Electric Refunding Revenue Bonds,
                 Series 1982:
          110    14.000%, 11/15/01                                                          No Opt. Call   A***             119,222
          655    14.000%, 11/15/01                                                          No Opt. Call   A                708,959

          550   Austin - Travis County Center, Revenue Bonds (Mental Health and             3/05 at 101    AAA              573,656
                 Mental Retardation Center Facilities Acquisition Program),
                 Series 1995-A, 6.500%, 3/01/15

          630   City of Galveston Property Finance Authority, Inc., Single Family           9/01 at 103    A3               677,420
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

          960   Texas Community Mental Health and Mental Retardation Centers,               3/05 at 101    AAA            1,001,290
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995A-E, 6.500%, 3/01/15

        3,135   Retama Development Corporation, Special Facilities Revenue Bonds            12/11 at 100   AAA            4,030,293
                 (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/11
                 (Pre-refunded to 12/15/11)

          900   Travis County Health Facilities Development Corporation, Hospital           11/03 at 102   Aaa              925,902
                 Revenue Bonds (Daughters of Charity National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 5.900%, 11/15/07

          745   Tri-County Mental Health and Mental Retardation Services,                   3/05 at 101    AAA              777,042
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995-E, 6.500%, 3/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

        2,055   City of Bountiful, Davis County, Hospital Revenue Refunding Bonds           No Opt. Call   N/R            1,896,333
                 (South Davis Community Hospital Project), Series 1998,
                 6.000%, 12/15/10

-----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.5%

        2,000   Hampton Redevelopment and Housing Authority, Multifamily Housing            7/02 at 104    Baa2           2,085,280
                 Revenue Refunding Bonds, Series 1994 (Chase Hampton II Apartments),
                 7.000%, 7/01/24 (Mandatory put 7/01/04)

-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.1%

        1,255   Public Utility District No. 1 of Douglas County, Wells Hydro-               9/00 at 102    AA-            1,287,128
                 Electric Revenue Bonds, Series of 1990,
                 7.700%, 9/01/08 (Alternative Minimum Tax)

                Washington Public Power Supply System, Nuclear Project No. 1
                 Refunding Revenue Bonds, Series 1993A:
        1,500    7.000%, 7/01/07                                                            No Opt. Call   Aa1            1,626,330
        3,000    7.000%, 7/01/08                                                            No Opt. Call   Aa1            3,266,820



                            Nuveen Select Maturities Municipal Fund (NIM) (continued)

                                    Portfolio of INVESTMENTS May 31, 2000




    PRINCIPAL                                                                              OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       7,000   Washington Public Power Supply System, Nuclear Project No. 3                 No Opt. Call   Aa1           $4,987,640
                 Refunding Revenue Bonds, Series 1990B,
                 0.000%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
$     132,929   Total Investments (cost $135,066,946) - 97.7%                                                            135,000,270
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                       3,148,278
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 138,148,548
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of
            NET ASSETS May 31, 2000



------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                               $135,000,270
 Cash                                                                                  1,379,459
 Interest receivable                                                                   2,524,168
 Other assets                                                                             16,435
------------------------------------------------------------------------------------------------
      Total assets                                                                   138,920,332
------------------------------------------------------------------------------------------------
LIABILITIES
 Accrued expenses:
   Management fees                                                                        58,269
   Other                                                                                  63,535
 Dividends payable                                                                       649,980
------------------------------------------------------------------------------------------------
      Total liabilities                                                                  771,784
------------------------------------------------------------------------------------------------
Net assets                                                                          $138,148,548
================================================================================================
Shares outstanding                                                                    12,380,786
================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)     $     11.16
================================================================================================


Statement of
            OPERATIONS Year Ended May 31, 2000


------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $8,613,506
------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                                          704,506
Shareholders' servicing agent fees and expenses                                           15,086
Custodian's fees and expenses                                                             51,929
Trustees' fees and expenses                                                                2,568
Professional fees                                                                         12,547
Shareholders' reports - printing and mailing expenses                                     33,777
Stock exchange listing fees                                                               24,618
Investor relations expense                                                                13,139
Other expenses                                                                            10,760
------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                               868,930
   Custodian fee credit                                                                 (12,778)
------------------------------------------------------------------------------------------------
Net expenses                                                                             856,152
------------------------------------------------------------------------------------------------
Net investment income                                                                  7,757,354
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                   (170,549)
Change in net unrealized appreciation (depreciation) of investments                   (7,104,871)
------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (7,275,420)
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $   481,934
================================================================================================

                                 See accompanying notes to financial statements.


Statement of
            CHANGES IN NET ASSETS


                                                                                     YEAR ENDED         YEAR ENDED
                                                                                        5/31/00            5/31/99
------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                              $ 7,757,354         $ 7,626,693
Net realized gain (loss) from investment transactions                                 (170,549)          1,438,656
Change in net unrealized appreciation (depreciation) of investments                 (7,104,871)         (2,280,064)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             481,934           6,785,285
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                                            (7,688,471)         (7,597,460)
From accumulated net realized gains from investment transactions                    (1,275,221)           (521,817)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                           (8,963,692)         (8,119,277)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                            --             122,201
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                               (8,481,758)         (1,211,791)
Net assets at the beginning of year                                                146,630,306         147,842,097
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                     $138,148,548        $146,630,306
==================================================================================================================
Balance of undistributed net investment income at the end of year                    $ 178,328           $ 109,445
==================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Notes to
           FINANCIAL STATEMENTS  (continued)

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2000.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the fiscal year ended May 31, 1999, 10,151 shares were issued to shareholders due to reinvestment of distributions. There were no such transactions during the fiscal year ended May 31, 2000.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0525 per share from its tax-exempt net investment income which was paid on July 3, 2000, to shareholders of record on June 15, 2000.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the fiscal year ended May 31, 2000, aggregated $8,939,068 and $9,377,487, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the fiscal year ended May 31, 2000, aggregated $9,100,000 and $9,100,000, respectively.

At May 31, 2000, the identified cost of investments owned for federal income tax purposes was $135,245,688.

At May 31, 2000, the Fund had an usued capital loss carryforward of $67,488, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 2000, net unrealized depreciation of investments for federal income tax purposes aggregated $245,418 of which $2,778,210 related to appreciated securities and $3,023,628 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                        MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


--------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    123,808
Paid-in surplus                                                     138,159,319
Balance of undistributed net investment income                          178,328
Accumulated net realized gain (loss) from investment transactions      (246,231)
Net unrealized appreciation (depreciation) of investments               (66,676)
--------------------------------------------------------------------------------
Net assets                                                         $138,148,548
================================================================================

8. INVESTMENT COMPOSITION
At May 31, 2000, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:


--------------------------------------------------------------------------------
Capital Goods                                                                 4%
Healthcare                                                                   12
Housing/Multifamily                                                           9
Housing/Single Family                                                        10
Long-Term Care                                                                6
Tax Obligation/General                                                        6
Tax Obligation/Limited                                                        5
Transportation                                                               10
U.S. Guaranteed                                                              13
Utilities                                                                    21
Other                                                                         4
--------------------------------------------------------------------------------
                                                                            100%
================================================================================


In addition, 29% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial
     HIGHLIGHTS

Selected data for a Common share outstanding throughout each year:



                                          INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                 ------------------------------------     --------------------------------


                                                        NET
                                                  REALIZED/
                        BEGINNING         NET    UNREALIZED                       NET                              ENDING     ENDING
                        NET ASSET  INVESTMENT    INVESTMENT                INVESTMENT     CAPITAL               NET ASSET     MARKET
                            VALUE      INCOME    GAIN (LOSS)     TOTAL         INCOME       GAINS      TOTAL        VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2000                   $11.84       $.63       $(.59)       $.04          $(.62)       $(.10)      $(.72)     $11.16    $10.1875
    1999                    11.95        .61        (.07)        .54           (.61)        (.04)       (.65)      11.84     11.5625
    1998                    11.70        .61         .29         .90           (.61)        (.04)       (.65)      11.95     11.4375
    1997                    11.59        .62         .18         .80           (.65)        (.04)       (.69)      11.70     10.7500
    1996                    11.73        .64        (.09)        .55           (.65)        (.04)       (.69)      11.59     11.1250
====================================================================================================================================

*    After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.




                            TOTAL RETURNS                                   RATIOS/SUPPLEMENTAL DATA
                   ---------------------------   ----------------------------------------------------------------------------------

                                                                     BEFORE CREDIT              AFTER CREDIT*
                                                               -------------------------   --------------------------
                                                                            RATIO OF NET                 RATIO OF NET
                                                                 RATIO OF     INVESTMENT      RATIO OF     INVESTMENT
                                     BASED ON        ENDING   EXPENSES TO      INCOME TO   EXPENSES TO      INCOME TO     PORTFOLIO
                         BASED ON   NET ASSET    NET ASSETS       AVERAGE        AVERAGE       AVERAGE        AVERAGE      TURNOVER
                    MARKET VALUE+      VALUE+          (000)   NET ASSETS     NET ASSETS    NET ASSETS     NET ASSETS          RATE
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2000                     (5.48)%       .43%      $138,149       .61%        5.48%            .61%          5.49%           6%
    1999                      6.87        4.64        146,630       .63         5.14             .62           5.15           31
    1998                     12.60        7.85        147,842       .65         5.17             .65           5.17           13
    1997                      2.68        6.98        144,775       .64         5.35             .64           5.35           17
    1996                      6.14        4.76        143,364       .63         5.45             .63           5.45           25
====================================================================================================================================

sidebar:

NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


Build Your Wealth
           AUTOMATICALLY


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you with draw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.
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Fund
     INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS

Photo of: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products services can help you preserve your financial security, and talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO: NUVEEN
NUVEEN
Investments

Invest well.
Look ahead.
LEAVE YOUR MARK.sm


John Nuveen & Co. Incorporated  o  333 West Wacker Drive
Chicago, IL 60606-1286  o  www.nuveen.com

                                                                      FAN-1-5-00

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